  [LOGO]

                                                ANNUAL REPORT, AUGUST 31, 1998
                                                       THE RUSHMORE FUND, INC.
                                4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                            (800) 343-3355      (301) 657-1500

                                                                 October 1, 1998

Dear Shareholder:

International financial woes and low inflation in the U.S. have been major factors in the dramatic decrease in bond yields over the past year. The yield on the benchmark thirty-year Treasury Bond has dropped over 150 basis points since last August, to the lowest levels since the Treasury Department began regular auctions of that issue in 1977. The entire Treasury yield curve currently falls below the Federal Funds rate of 5 1/4%, which the Federal Reserve recently lowered by 25 basis points at the September Federal Open Market Committee meeting.

There are several reasons for the dramatic drop in Treasury yields over the past year. Among the most common cited are: a domestic economy that has continued to operate in an environment of little or no inflation, a decrease in issuance of new Treasuries due to a shrinking budget deficit, recent worries about the performance of stock markets here in the U.S., and international economic problems such as those in Asia, Russia, and South America. The increased demand for the safety of U.S. Treasury issues and decreased supply of them, as well as low inflation have resulted in the historically low yields we are seeing now.

RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ending August 31, 1998, the total return of the portfolio was 19.35%, as compared with the Lehman Brothers Intermediate Govt. Index total return of 9.27%, and the Lehman Brothers Long Government Index total return of 20.84%. The Portfolio had an annualized net investment income of 4.98% of net assets for the year ended August 31, 1998, and an average maturity of 18.6 years.

OUTLOOK

It was only a few short months ago that an increase in the Federal Funds rate by the end of this year was being considered a real possibility. The sustained impact of financial woes in Asia and other parts of the world on our domestic economy resulted in a change in market sentiment, and a Fed easing was priced in to the market. At the Federal Open Market Committee meeting in September, the Federal Reserve did indeed decide to lower rates cutting them by 25 basis points. This was considered a somewhat conservative move by many, as an adjustment of as much as 50 basis points had been anticipated. The question now is whether or not this was just the first of a series of Fed easings. Our belief had previously been that the tight labor market and rising wage pressures would be enough to keep the Fed from intervening on interest rates, but the prolonged impact around the world on our economic growth has become too much for the Fed to ignore.

Given the current global economic environment, we expect the Federal Reserve to lower the Fed Funds rate 25 basis points at least one more time, possibly as early as the next FOMC meeting in November.

As always, we thank you for your continued support.

Sincerely,

/s/ Daniel L. O'Connor                    /s/ Richard J. Garvey
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

                            THE RUSHMORE FUND, INC.

                         U.S. GOVERNMENT BOND PORTFOLIO

                            STATEMENT OF NET ASSETS

                                AUGUST 31, 1998

                                                                           FACE        VALUE
                                                                          AMOUNT     (NOTE 1)
                                                                        ----------  -----------
U.S. TREASURY OBLIGATIONS: 91.9% OF NET ASSETS

U.S. Treasury Notes, 6.125%, 8/15/07..................................  $4,000,000  $ 4,281,252
U.S. Treasury Notes, 5.625%, 5/15/08..................................   7,500,000    7,832,813
U.S. Treasury Bonds, 7.625%, 2/15/25..................................   3,550,000    4,624,986
U.S. Treasury Bonds, 6.875%, 8/15/25..................................   4,900,000    5,881,534
U.S. Treasury Bonds, 6.125%, 11/15/27.................................   2,200,000    2,439,250
                                                                                    -----------
Total U.S. Treasury Obligations (Cost $23,416,990)....................               25,059,835
                                                                                    -----------

REPURCHASE AGREEMENT: 6.7%

With PaineWebber dated 8/31/98 at 5.7% to be repurchased at $1,807,577 on 9/1/98, collateralized by $1,829,077 in U.S. Treasury Notes, due
  12/31/98 (Cost $1,807,291)..........................................                1,807,291
                                                                                    -----------
TOTAL INVESTMENTS: 98.6% (COST $25,224,281*)..........................               26,867,126
OTHER ASSETS LESS LIABILITIES: 1.4%...................................                  393,062
                                                                                    -----------
NET ASSETS (NOTE 5): 100.0%...........................................              $27,260,188
                                                                                    -----------
                                                                                    -----------
NET ASSET VALUE PER SHARE (BASED ON 2,418,593 SHARES OUTSTANDING).....                   $11.27
                                                                                    -----------
                                                                                    -----------

                *Aggregate cost for Federal income tax purposes
                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.

                         U.S. GOVERNMENT BOND PORTFOLIO

                            STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED AUGUST 31, 1998

INTEREST INCOME (Note 1).........................................  $  1,024,522
                                                                   ------------
EXPENSES
  Investment Advisory Fee (Note 2)...............................        88,661
  Administrative Fee (Note 2)....................................        53,196
                                                                   ------------
    Total Expenses...............................................       141,857
                                                                   ------------
NET INVESTMENT INCOME............................................       882,665
                                                                   ------------
Net Realized Gain on Investment Transactions.....................       160,475
Net Change in Unrealized Appreciation/Depreciation of
  Investments....................................................     2,107,472
                                                                   ------------
NET GAIN ON INVESTMENTS..........................................     2,267,947
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $  3,150,612
                                                                   ------------
                                                                   ------------

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.

                         U.S. GOVERNMENT BOND PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                         FOR THE YEARS ENDED AUGUST 31,

                                                        1998           1997
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income...........................  $   882,665    $   966,547
  Net Realized Gain (Loss) on Investment
    Transactions..................................      160,475       (260,096)
  Net Change in Unrealized
    Appreciation/Depreciation of Investments......    2,107,472      1,358,287
                                                    ------------   ------------
  Net Increase in Net Assets Resulting from
    Operations....................................    3,150,612      2,064,738
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income......................     (882,665)      (971,703)
  From Net Realized Gain on Investments...........           --        (31,134)
                                                    ------------   ------------
    Total Distributions to Shareholders...........     (882,665)    (1,002,837)
                                                    ------------   ------------
SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...............   33,728,661     10,275,496
  Reinvestment of Distributions...................      748,179        838,080
  Cost of Shares Redeemed.........................  (24,696,560)   (18,387,418)
                                                    ------------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Share Transactions...........    9,780,280     (7,273,842)
                                                    ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS........   12,048,227     (6,211,941)

NET ASSETS -- Beginning of Year...................   15,211,961     21,423,902
                                                    ------------   ------------
NET ASSETS -- End of Year.........................  $27,260,188    $15,211,961
                                                    ------------   ------------
                                                    ------------   ------------

SHARES
  Sold............................................    3,128,125      1,055,504
  Issued in Reinvestment of Distributions.........       69,888         85,019
  Redeemed........................................   (2,313,568)    (1,887,103)
                                                    ------------   ------------
    Net Increase (Decrease) in Shares.............      884,445       (746,580)
                                                    ------------   ------------
                                                    ------------   ------------

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.

                         U.S. GOVERNMENT BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                         FOR THE YEARS ENDED AUGUST 31,

                                                1998        1997        1996        1995        1994
                                             ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value -- Beginning of Year.....      $9.92       $9.39       $9.89       $9.08      $11.55
                                             ----------  ----------  ----------  ----------  ----------
  Income from Investment Operations
    Net Investment Income..................       0.53        0.55        0.56        0.61        0.60
    Net Realized and Unrealized Gain (Loss)
      on Investments.......................       1.35        0.55       (0.50)       0.81       (1.88)
                                             ----------  ----------  ----------  ----------  ----------
      Total from Investment Operations.....       1.88        1.10        0.06        1.42       (1.28)
                                             ----------  ----------  ----------  ----------  ----------
  Distributions to Shareholders
    From Net Investment Income.............      (0.53)      (0.55)      (0.56)      (0.61)      (0.60)
    From Net Realized Capital Gain.........         --       (0.02)         --          --       (0.59)
                                             ----------  ----------  ----------  ----------  ----------
      Total Distributions..................      (0.53)      (0.57)      (0.56)      (0.61)      (1.19)
                                             ----------  ----------  ----------  ----------  ----------
  Net Increase (Decrease) in Net Asset
    Value..................................       1.35        0.53       (0.50)       0.81       (2.47)
                                             ----------  ----------  ----------  ----------  ----------
  Net Asset Value -- End of Year...........     $11.27       $9.92       $9.39       $9.89       $9.08
                                             ----------  ----------  ----------  ----------  ----------
                                             ----------  ----------  ----------  ----------  ----------

TOTAL INVESTMENT RETURN....................      19.35%      11.94%       0.41%      16.35%     (10.29)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.................................       0.80%       0.80%       0.80%       0.80%       0.80%
  Net Investment Income....................       4.98%       5.60%       5.59%       6.75%       5.97%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate..................       49.0%       19.2%       95.0%       63.3%      188.3%
  Net Assets at End of Year (000's
    omitted)...............................    $27,260     $15,212     $21,424     $16,391     $29,276
  Number of Shares Outstanding at End of
    Year (000's omitted)...................      2,419       1,534       2,281       1,658       3,225

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On August 31, 1998, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gains and losses from security transactions are computed on an identified cost basis.

       (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates, ("the Adviser"). Under an agreement with the Adviser, the U.S. Government Bond Portfolio pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the U.S. Government Bond Portfolio.

3. SECURITIES TRANSACTIONS

For the year ended August 31, 1998, purchases of securities, excluding short-term securities, were $16,420,406 and sales (including maturities) of securities were $8,375,328.

4. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of August 31, 1998, net appreciation of investments for Federal income tax purposes was $1,642,845 of which the entire amount was related to appreciated investments. At August 31, 1998 the cost of the Fund's securities for Federal income tax purposes was $25,224,281.

5. NET ASSETS

At August 31, 1998, net assets consisted of the following:

Paid-in-Capital...................................  $26,204,655
Accumulated Net Realized Loss on Investments......     (587,312)
Net Unrealized Appreciation on Investments........    1,642,845
                                                    -----------
NET ASSETS........................................  $27,260,188
                                                    -----------
                                                    -----------

6. CAPITAL LOSS CARRYOVERS

At August 31, 1998, for Federal income tax purposes, the U.S. Government Bond Portfolio had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

Expires August 31,
--------------------------------------------------
2001..............................................  $    93,489
2002..............................................      233,727
2005..............................................      260,096
                                                    -----------
                                                    $   587,312
                                                    -----------
                                                    -----------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

We have audited the accompanying statement of net assets of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc., as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc., as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the above stated periods in conformity with generally accepted accounting principles.

                        [SIGNATURE]

Princeton, New Jersey

September 25, 1998